UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
August 11, 2009
Date of Report (Date of earliest event reported)
LOCAL.COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Technology Drive, Building G
Irvine, California 92618
(Address of principal executive offices)
(949) 784-0800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
At the 2009 annual meeting of stockholders of Local.com Corporation (the “Registrant”), held on August 11, 2009, the Registrant’s stockholders approved the Local.com Corporation 2008 Equity Incentive Plan, as amended (the “Amended 2008 Plan”), which increased the maximum aggregate number of shares of common stock, $0.00001 par value, (the “Common Stock”) that may be issued under the Amended 2008 Plan from 1,000,000 to 3,000,000.
A description of the Amended 2008 Plan is set forth in the Registrant’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 24, 2009 (File No. 001-34197) (the “2009 Proxy Statement”), in the section titled, “Proposal 4 — Approval Of The Amendment Of The 2008 Equity Incentive Plan,” and is incorporated herein by reference. This description of the Amended 2008 Plan is qualified in its entirety by reference to a copy of the Amended 2008 Plan that is attached as Appendix B to the 2009 Proxy Statement and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Registrant’s 2009 Annual Meeting of Stockholders, held on August 11, 2009, the stockholders approved the amendment to the Registrant’s Amended and Restated Certificate of Incorporation to increase its authorized shares of stock from 40,000,000 to 75,000,000 and the number of authorized shares of Common Stock from 30,000,000 to 65,000,000 (the “Amendment”). On August 17, 2009, the Registrant filed the Amendment with the Secretary of State of the State of Delaware thereby increasing its authorized shares of stock from 40,000,000 to 75,000,000 and the number of authorized shares of Common Stock from 30,000,000 to 65,000,000.
Item 8.01 Other Events.
On August 11, 2009, the Registrant issued a press release announcing the results of its 2009 Annual Meeting of Stockholders held on August 11, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.
Item 9.01 Financial Statements and Exhibits.
3.1	Amendment to Restated Certificate of Incorporation for Local.com Corporation

10.1*	2008 Equity Incentive Plan, as amended

99.1	Press Release of Local.com Corporation dated August 11, 2009

*	Incorporated herein by reference to the Registrant’s Schedule 14A filed with the Securities and Exchange Commission on June 24, 2009 (File No. 001-34197).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION
Date: August 17, 2009	By:	/s/ Brenda Agius
Brenda Agius
Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description

3.1	Amendment to Restated Certificate of Incorporation of Local.com Corporation

10.1*	2008 Equity Incentive Plan, as amended.

99.1	Press Release of Local.com Corporation dated August 11, 2009

*	Incorporated herein by reference to the Registrant’s Schedule 14A filed with the Securities and Exchange Commission on June 24, 2009 (File No. 001-34197).